EXHIBIT 99.3

WaMu Capital Corp.
WMALT O5-9
30 Year Conforming Alt A; 5.9 WAC
1,661 records
Balance: 315,950,613

Selection Criteria: 30 Year Conforming Alt A; 5.9 WAC
Table of Contents
  Disclaimer
  Summary
  Gross Interest Rate
  Mortgage Interest Rates
  Original Balance
  Current Balance
  Original LTV
  Property Type
  State
  Original Term
  WAMU Doctype
  Original FICO
  Loan Purpose
  Occupancy Type
  Interest Only
  Prepay Penalty

1. Disclaimer

The information contained herein has not been independently verified by WaMu Capital Corp. The information contained herein is preliminary and subject to change, and supersedes information contained in any prior collateral term sheet for this transaction.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 212-702 6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

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2. Summary

Total Number of Loans: 1661
Total Balance: 315,950,613.15
Avg Balance: 190,217.11
Weighted Average Note Rate: 5.922
Non-Zero Weighted Average Original LTV: 68.95
Weighted Average Age: 0.694
% Calif: 26.80
% Prepay Penalties: 15.13
% Interest Only: 23.72
% Investor: 32.07
Non-Zero Weighted Average FICO: 726
Stated Original WAM: 359
Stated Current WAM: 358.65

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3. Gross Interest Rate

Gross Interest Rate	Net Pass Through	Count	Balance
5.000	4.750	1	297,800.00
5.125	4.875	1	193,600.00
5.250	5.000	8	1,796,914.59
5.375	5.125	30	6,225,486.93
5.500	5.250	75	13,547,101.45
5.625	5.375	113	19,861,083.95
5.750	5.500	243	47,935,740.35
5.875	5.625	390	77,078,481.96
6.000	5.750	335	61,941,131.19
6.125	5.875	192	37,747,533.89
6.250	6.000	273	49,301,720.24
Total:	5.672	1661	315,926,594.55

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4. Mortgage Interest Rates

Mortgage Interest Rates	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
4.751 - 5.000	1	297,800.00	0.09	5.000	360	0	360	764	66	297,800.00
5.001 - 5.250	9	1,990,514.59	0.63	5.238	360	1	359	755	69	221,168.29
5.251 - 5.500	105	19,772,588.38	6.26	5.461	360	1	359	731	68	188,310.37
5.501 - 5.750	356	67,796,824.30	21.46	5.713	360	1	359	736	67	190,440.52
5.751 - 6.000	725	139,019,613.15	44.00	5.931	359	1	358	724	69	191,751.19
6.001 - 6.250	465	87,049,254.13	27.55	6.196	359	1	359	717	71	187,202.70
Total:	1661	315,926,594.55	100.00	5.922	359	1	359	726	69	190,202.65

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5. Original Balance

Original Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	18	811,620.00	0.26	5.989	360	748	69	45,090.00
50,000.01 - 100,000.00	247	20,048,764.00	6.34	5.920	360	736	69	81,169.09
100,000.01 - 150,000.00	435	54,490,133.53	17.24	5.934	359	734	71	125,264.67
150,000.01 - 200,000.00	320	56,110,051.49	17.76	5.919	360	729	70	175,343.91
200,000.01 - 250,000.00	214	48,227,980.00	15.26	5.951	359	723	69	225,364.39
250,000.01 - 300,000.00	193	53,394,347.00	16.90	5.906	359	721	67	276,654.65
300,000.01 - 350,000.00	129	42,059,015.81	13.31	5.931	359	715	70	326,038.88
350,000.01 - 400,000.00	76	27,366,631.30	8.66	5.847	360	720	65	360,087.25
400,000.01 - 450,000.00	9	3,770,000.00	1.19	5.945	360	730	72	418,888.89
450,000.01 - 500,000.00	14	6,591,600.00	2.09	5.942	360	733	70	470,828.57
500,000.01 - 550,000.00	5	2,605,001.11	0.82	6.100	360	730	61	521,000.22
550,000.01 - 600,000.00	1	552,500.00	0.17	6.125	360	719	65	552,500.00
Total:	1661	316,027,644.24	100.00	5.922	359	726	69	190,263.48

Min: 32,500.00
Max: 552,500.00
Avg: 190,263.48
Total: 316,027,644.24

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6. Current Balance

Current Balance	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	18	811,122.51	0.26	5.989	360	1	359	748	69	45,062.36
50,000.01 - 100,000.00	247	20,035,366.07	6.34	5.920	360	1	358	736	69	81,114.84
100,000.01 - 150,000.00	435	54,462,210.01	17.24	5.934	359	1	358	734	71	125,200.48
150,000.01 - 200,000.00	320	56,093,263.16	17.76	5.919	360	1	359	729	70	175,291.45
200,000.01 - 250,000.00	214	48,215,983.70	15.26	5.951	359	1	358	723	69	225,308.34
250,000.01 - 300,000.00	193	53,380,891.47	16.90	5.906	359	1	359	721	67	276,584.93
300,000.01 - 350,000.00	129	42,051,092.06	13.31	5.931	359	1	358	715	70	325,977.46
350,000.01 - 400,000.00	76	27,361,231.67	8.66	5.847	360	1	359	720	65	360,016.21
400,000.01 - 450,000.00	9	3,768,300.12	1.19	5.945	360	1	359	730	72	418,700.01
450,000.01 - 500,000.00	14	6,590,159.29	2.09	5.942	360	1	359	733	70	470,725.66
500,000.01 - 550,000.00	5	2,604,474.49	0.82	6.100	360	2	358	730	61	520,894.90
550,000.01 - 600,000.00	1	552,500.00	0.17	6.125	360	0	360	719	65	552,500.00
Total:	1661	315,926,594.55	100.00	5.922	359	1	359	726	69	190,202.65

Min: 32,500.00
Max: 552,500.00
Avg: 190,263.48
Total: 316,027,644.24

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7. Original LTV

Original LTV	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 60.00	403	79,112,427.99	25.04	5.899	359	1	358	726	48	196,308.75
60.01 - 70.00	284	62,242,816.00	19.70	5.905	359	1	359	715	66	219,164.85
70.01 - 75.00	140	28,020,885.33	8.87	5.933	360	1	359	716	74	200,149.18
75.01 - 80.00	779	138,576,456.45	43.86	5.938	360	1	359	731	80	177,890.19
80.01 - 85.00	7	1,044,200.04	0.33	5.926	360	1	359	738	84	149,171.43
85.01 - 90.00	41	6,002,685.30	1.90	5.988	360	1	359	746	90	146,406.96
90.01 - 95.00	7	927,123.44	0.29	5.947	360	0	360	753	95	132,446.21
Total:	1661	315,926,594.55	100.00	5.922	359	1	359	726	69	190,202.65

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8. Property Type

Property Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Condominium	168	29,315,012.78	9.28	5.921	360	1	359	733	70	174,494.12
Cooperative	5	704,063.53	0.22	6.001	323	1	321	705	77	140,812.71
PUD	137	27,877,597.62	8.82	5.932	359	0	359	726	73	203,486.11
Single Family Residence	1165	212,995,182.88	67.42	5.916	359	1	359	723	69	182,828.48
Three/Four Family	66	18,216,304.43	5.77	6.016	359	1	358	733	64	276,004.61
Two Family	120	26,818,433.31	8.49	5.904	360	1	359	734	67	223,486.94
Total:	1661	315,926,594.55	100.00	5.922	359	1	359	726	69	190,202.65

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9. State

State	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
CA	334	84,657,328.80	26.80	5.900	360	1	359	721	60	253,465.06
FL	127	21,287,538.39	6.74	5.971	360	1	359	716	70	167,618.41
CO	92	17,397,131.91	5.51	5.913	358	1	358	738	77	189,099.26
WA	81	18,281,075.85	5.79	5.912	360	0	360	729	75	225,692.29
AZ	79	14,438,295.25	4.57	6.007	360	0	360	722	68	182,763.23
IL	78	14,619,490.78	4.63	5.942	360	1	359	732	70	187,429.37
MO	65	7,833,766.70	2.48	5.966	360	1	359	729	76	120,519.49
NY	56	17,154,570.95	5.43	5.985	358	1	357	716	64	306,331.62
MI	51	7,614,494.58	2.41	5.941	355	1	354	735	73	149,303.82
TX	50	6,083,381.03	1.93	5.910	360	1	359	734	78	121,667.62
Other	648	106,559,520.31	33.73	5.906	359	1	358	728	73	164,443.70
Total:	1661	315,926,594.55	100.00	5.922	359	1	359	726	69	190,202.65

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10. Original Term

Original Term	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
240	9	1,719,200.00	0.54	5.956	240	0	240	721	58	191,022.22
360	1652	314,207,394.55	99.46	5.922	360	1	359	726	69	190,198.18
Total:	1661	315,926,594.55	100.00	5.922	359	1	359	726	69	190,202.65

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11. WAMU Doctype

WAMU Doctype	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Full/Alt/Streamline	743	119,536,735.98	37.84	5.908	360	1	359	736	74	160,883.90
No Doc/NINA	337	67,388,478.29	21.33	5.904	359	0	358	724	60	199,965.81
No Ratio/NORA	59	13,782,360.57	4.36	5.883	360	1	359	724	63	233,599.33
Red/Low/Expr/Stated	522	115,219,019.71	36.47	5.953	359	0	359	716	69	220,726.09
Total:	1661	315,926,594.55	100.00	5.922	359	1	359	726	69	190,202.65

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12. Original FICO

Original FICO	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
580 - 599	2	467,000.00	0.15	5.759	360	0	360	589	60	233,500.00
600 - 619	8	1,441,627.99	0.46	5.884	360	1	359	606	72	180,203.50
620 - 639	29	5,280,025.24	1.67	6.021	360	1	359	629	68	182,069.84
640 - 659	67	14,004,831.80	4.43	5.995	360	0	360	651	66	209,027.34
660 - 679	165	33,607,565.38	10.64	5.968	360	1	359	670	67	203,682.21
680 - 699	218	44,383,646.26	14.05	5.952	359	1	358	690	69	203,594.71
700 - 719	219	45,675,404.82	14.46	5.929	359	1	358	709	68	208,563.49
720 - 739	229	43,684,024.45	13.83	5.913	360	1	359	729	71	190,759.93
740 - 759	219	39,571,870.51	12.53	5.930	360	1	359	750	70	180,693.47
760 - 779	247	43,663,150.96	13.82	5.856	359	1	358	769	70	176,773.89
780 - 799	190	33,024,925.91	10.45	5.881	360	1	359	789	70	173,815.40
800 - 820	67	10,956,921.23	3.47	5.911	360	1	359	807	64	163,536.14
821 >=	1	165,600.00	0.05	6.000	360	0	360	821	80	165,600.00
Total:	1661	315,926,594.55	100.00	5.922	359	1	359	726	69	190,202.65

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13. Loan Purpose

Loan Purpose	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Purchase	843	147,856,144.97	46.80	5.921	360	1	359	739	75	175,392.82
Refi - Cash Out	545	116,352,060.40	36.83	5.931	359	1	359	711	62	213,490.02
Refi - Rate Term	273	51,718,389.18	16.37	5.908	359	1	358	720	69	189,444.65
Total:	1661	315,926,594.55	100.00	5.922	359	1	359	726	69	190,202.65

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14. Occupancy Type

Occupancy Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Investment	607	95,804,456.52	30.32	5.910	360	1	359	739	68	157,832.71
Owner Occupied	1027	214,600,811.85	67.93	5.925	359	0	359	719	70	208,958.92
Second Home	27	5,521,326.18	1.75	6.026	360	0	360	737	66	204,493.56
Total:	1661	315,926,594.55	100.00	5.922	359	1	359	726	69	190,202.65

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15. Interest Only

Interest Only	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	1333	240,982,342.15	76.28	5.911	359	1	358	727	69	180,781.95
120	313	70,999,552.40	22.47	5.967	360	0	360	725	70	226,835.63
180	15	3,944,700.00	1.25	5.826	360	0	359	682	72	262,980.00
Total:	1661	315,926,594.55	100.00	5.922	359	1	359	726	69	190,202.65

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16. Prepay Penalty

Prepay Penalty	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	1447	268,136,987.26	84.87	5.928	359	1	359	727	69	185,305.45
24	1	224,000.00	0.07	6.000	360	0	360	690	67	224,000.00
36	194	43,775,557.29	13.86	5.873	359	0	359	715	65	225,647.20
60	19	3,790,050.00	1.20	6.092	354	0	354	728	75	199,476.32
Total:	1661	315,926,594.55	100.00	5.922	359	1	359	726	69	190,202.65

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R:\SEA_WCC\shared\_PSTBKU\Brent Harlow\October Position\October Position 9-21-05.cas
Sep 22, 2005 11:23